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                                                                   EXHIBIT 10.19


                           THIRD AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT

       This Third Amended and Restated Stockholders' Agreement dated as of November 23, 1999 (the "AGREEMENT") is entered into by and among Sequoia Software Corporation, a Maryland corporation (the "COMPANY"), the individuals listed on Schedule I hereto (the "SERIES A STOCKHOLDERS"), the individuals listed on Schedule II hereto (the "SERIES B STOCKHOLDERS"), the individuals listed on Schedule III hereto (the "SERIES C/D STOCKHOLDERS") and the individuals listed on Schedule IV hereto (the "COMMON SHAREHOLDERS"). The Series A Stockholders, Series B Stockholders, Series C/D Stockholders and Common Shareholders are referred to herein individually as a "STOCKHOLDER" and collectively as the "STOCKHOLDERS." The Series A Stockholders, the Series B Stockholders and the Series C/D Stockholders are collectively referred to herein as the "PREFERRED STOCKHOLDERS".

                                    Recitals:

       1. The Common Stockholders own an aggregate of 15,749,614 shares of the common stock of the Company, par value $0.001 per share (the "COMMON STOCK").

       2. On November 22, 1996, the Series A Stockholders purchased 8,064,877 shares of the Company's Series A Convertible Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED STOCK"), pursuant to the terms and conditions of that certain Series A Preferred Stock Purchase Agreement of even date therewith (the "SERIES A STOCK PURCHASE AGREEMENT").

       3. On July 28, 1998 and September 28, 1998, the Series B Stockholders purchased a aggregate of 9,647,920 shares of the Company's Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK") pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement (the "SERIES B STOCK PURCHASE AGREEMENT").

       4. Concurrently with the execution of this Agreement, the Series C/D Stockholders are purchasing up to 26,092,770 shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "SERIES C PREFERRED STOCK") and warrants to purchase 6,817,239 shares of Series D Convertible Preferred Stock, par value $0.001 per share (the "SERIES D PREFERRED STOCK") pursuant to that certain Series C Preferred Stock Purchase Agreement of even date herewith (the "SERIES C STOCK PURCHASE AGREEMENT").

       5. The Stockholders desire to provide for their continuing representation on the Board of Directors of the Company and to define their respective rights and obligations with respect to ownership of the Company in the manner set forth below.

       In consideration of the premises, mutual covenants and promises contained herein and the consummation of the sale and purchase of the shares of Series C Preferred Stock and warrants to purchase Series D Preferred Stock pursuant to the terms and conditions of the Series C Stock


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Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1.     Voting.

              (a) Election of Directors. Subject to the special provisions of Sections 1(b), at any time at which the Stockholders of the Company will have the right to or will vote for or consent in writing to the election of directors of the Company, each Stockholder hereby agrees to vote or cause to be voted shares of capital stock of the Company now owned or subsequently acquired by such Stockholder, however acquired, including, without limitation, stock splits and stock dividends, or over which such Stockholder has voting control (collectively, the "SHARES"), so as to fix the number of directors of the Company at seven (7) and in favor of the following actions:

                     (i) to cause and maintain the election to the Board of Directors of one representative designated by Anthem Capital, L.P. (the "SERIES A/B DIRECTOR");

                     (ii) to cause and maintain the election to the Board of Directors of two representatives of the holders of Series C Preferred Stock, designated by Baker Communications Fund, L.P. ("BAKER") (individually, a "SERIES C DIRECTOR" and collectively, the "SERIES C DIRECTORS");

                     (iii) to cause and maintain the election to the Board of Directors of two members of the management of the Company including (x) the Chief Executive of the Company Officer and (y) a member designated by the Chief Executive Officer of the Company and approved by a majority of the Board of Directors (individually, a "MANAGEMENT DIRECTOR" and collectively, the "MANAGEMENT DIRECTORS"); and

                     (iv) to cause and maintain the election to the Board of Directors of two outside individuals (individually, a "INDEPENDENT DIRECTOR" and collectively, the "INDEPENDENT DIRECTORS"), with relevant industry experience to be nominated as follows: one individual nominated by Divine interVentures, inc. ("DIVINE"), if Divine so desires, who shall at all times be Andrew Filipowski and one individual nominated by Baker and approved by the Board of Directors; and

                     (v) to cause and maintain the election to serve on the audit and compensation committee of the Board of Directors, one representative designated by Baker. If the Company's Board of Directors establishes an Executive Committee, at least one Series C Director shall be appointed to serve on such committee.


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              The initial Series A/B Director shall be William M. Gust, II. The initial Series C Directors shall be Lawrence Bettino and Jonathan I. Grabel. The initial Management Directors shall be Richard C. Faint, Jr. and Mark Wesker. Andrew J. Filipowski shall be an initial Independent Director.

              The Company shall cause the nomination for election to the Board of Directors of the designated representatives and shall call such Stockholders' meetings as may be necessary to effect any such election. The Stockholders shall not vote their Shares in favor of the election of any directors except as specified in this Section 1.

              (b) Vacancies and Removal. Each of the directors designated pursuant to Section 1(a) shall be elected at any annual or special meeting of Stockholders (or by written consent in lieu of a meeting of Stockholders) and shall serve until his successor is elected and qualified or until his earlier resignation or removal.

                     The Stockholders shall vote all of their Shares to cause the Series A/B Director to be removed during his term of office, when, and only when, they are so directed in writing by the holders of a majority of the shares of Series A Preferred Stock and the Series B Preferred Stock, voting together as a class.

                     The Stockholders shall vote all of their Shares to cause a Series C Director to be removed during his term of office, when, and only when, they are so directed in writing by Baker.

                     The Stockholders shall vote all of their Shares to cause a Management Director to be removed as a director during his term of office, when, and only when, they are so directed in writing by the Chief Executive Officer and a majority of the Board of Directors of the Company.

                     The Stockholders shall vote all of their Shares to cause an Independent Director to be removed as a director during his term of office, when, and only when, they are so directed in writing by the Board of Directors.

                     In the event of any vacancy in the position of any of the directors elected pursuant to Section 1(a), the Company agrees to promptly nominate, and the Stockholders agree to promptly vote their Shares, to elect such person as has been nominated to fill such position by the respective groups set forth in Section 1(a).

              (c) Notice. The Company shall provide the Stockholders with prior written notice of any intended mailing of notice to Stockholders for a meeting at which directors are to be elected, and the Stockholders shall notify the Company in writing, prior to such mailing, of the persons designated thereby as nominees for election as directors. If any eligible Stockholder shall fail to give notice to the Company as provided above, it shall be deemed that the designees


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of such eligible Stockholder then serving as directors shall be such
Stockholder's designees for reelection.

       2.     Right of First Refusal.

              (a) Except as otherwise provided in this Agreement, no Stockholder shall sell, assign, transfer, mortgage, pledge, encumber or otherwise dispose of (whether or not for value) any Shares and any interest therein (collectively, the "SECURITIES") (such sale, assignment, transfer, mortgage, pledge, encumbrance or other disposition being hereinafter referred to as a "TRANSFER"), and in no event shall any Transfer be made, unless and until the transferring Stockholder has complied with all federal and state securities laws applicable to such Transfer. Any purported Transfer except in accordance with the provisions of this Agreement, shall be null and void ab initio. No Transfer shall be effective unless and until such transferee shall have executed an instrument pursuant to Sections 10 and 12 hereof agreeing to be bound by the provisions hereof. Upon the execution of such instrument, the term "Stockholder" as used in this Agreement shall be deemed to include the transferee executing such instrument.

              (b) Offer Notice. Except as described in Paragraph (h) below, if any Stockholder wishes to Transfer any Securities owned by such Stockholder after the date of this Agreement, such Stockholder (the "SELLING STOCKHOLDER") shall first deliver written notice of such Stockholder's desire to do so (the "OFFER NOTICE") to the Company in the manner prescribed in Section 12(f) hereof. The Offer Notice must specify: (i) the name and address of the party to which the Selling Stockholder proposes to Transfer the Securities (the "OFFEROR");
(ii) the number of Securities the Selling Stockholder proposes to Transfer;
(iii) the consideration per share to be delivered to the Selling Stockholder for the proposed Transfer; and (iv) all other material terms of the proposed transaction. If the Selling Stockholder proposes to sell the Securities for consideration other than solely cash, the Offer Notice shall, to the extent of such consideration, permit the Company or any other Stockholder exercising its right of first refusal as set forth in this Section 2, to pay in lieu thereof, cash equal to the fair market value of such consideration, as determined in good faith by agreement among the Selling Stockholder, the Company and the Stockholders acquiring such Securities pursuant to the terms hereof, as applicable, and the offer shall state the Selling Stockholder's estimate of such fair market value.

              (c) Company Option. Subject to Section 3 and except as set forth in Paragraph (h) below, the Company shall have the first option to purchase all or any part of the Securities for the consideration per share and on the terms and conditions specified in the Offer Notice. The Company must exercise such option no later than fifteen (15) days after such Notice is deemed under Section 12(f) hereof to have been delivered to it, by written notice to the Selling Stockholder. In the event the Company does not exercise its option within such 15-day period with respect to all of the Securities, the Company shall, by the last day of such period, give written notice of that fact to the Series C/D Stockholders (the "SERIES C NOTICE"). The Series C Notice shall specify the number of Securities not purchased by the Company (the "REMAINING SHARES"). In the event the Company duly exercises its option to purchase all or part of the Securities, the closing of such purchase shall take place at the offices of the Company on the


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later of (i) the date five (5) days after the expiration of such 15-day period,
(ii) the date that the Series C/D Stockholders consummate their purchase of the Remaining Shares under Paragraph (d) hereof or (iii) the date that the Series A/B stockholders (as defined) consummate their purchase of the Available Shares (as defined) under Paragraph (e) hereof.

              (d) Series C/D Stockholder Option. Subject to Section 3 and except as set forth in Paragraph (h) below, each Series C/D Stockholder shall have an option, exercisable for a period of fifteen (15) days from the date of delivery of the Series C Notice, to purchase, on a pro rata basis according to the number of Shares owned by such Series C/D Stockholder, the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Offer Notice. Such option shall be exercised by delivery by such Series C/D Stockholder of written notice to the Secretary of the Company. Alternatively, each Series C/D Stockholder may within the same 15-day period, notify the Secretary of the Company of its desire to sell shares pursuant to Section 3(a) hereof, on the terms set forth in the Offer Notice, and the number of Shares it wishes to sell.

              In the event the Series C/D Stockholders do not exercise their option within such 15-day period with respect to all of the Remaining Shares, the Series C/D Stockholders shall, by the last day of such period, give written notice (the "SERIES A/B NOTICE") of that fact to the Company. The Company shall promptly notify the Series A Stockholders and the Series B Stockholders (referred to herein individually as a "SERIES A/B STOCKHOLDER" and collectively as the "SERIES A/B STOCKHOLDERS"). The Series A/B Notice shall specify the number of Offered Shares not purchased by the Company or the Series C/D Stockholders (the "AVAILABLE SHARES"). In the event the Series C/D Stockholders duly exercise their option to purchase all or part of the Remaining Shares, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date five (5) days after the expiration of such 15-day period or (ii) the date that the Series A/B Stockholders consummate their purchase of the Available Shares.

              (e) Series A/B Stockholder Option. Subject to Section 3 and except as set forth in Paragraph (h) below, each Series A/B Stockholder shall have an option, exercisable for a period of fifteen (15) days from the date of delivery of the Series A/B Notice, to purchase, on a pro rata basis according to the number of Shares owned by such Series A/B Stockholder, the Available Shares for the consideration per share and on the terms and conditions set forth in the Offer Notice. Such option shall be exercised by delivery by such Series A/B Stockholder of written notice to the Secretary of the Company. Alternatively, if the Selling Stockholder is a holder of Series A Preferred Stock, Series B Preferred Stock or Common Stock, each Series A/B Stockholder may within the same 15-day period, notify the Secretary of the Company of its desire to sell shares pursuant to Section 3(b) hereof, on the terms set forth in the Offer Notice, and the number of Shares it wishes to sell.

              In the event the Series A/B Stockholders do not exercise their option within such 15-day period with respect to all of the Remaining Shares, the Series A/B Stockholders shall, by the last day of such period, give written notice to the Company which shall promptly notify the Selling Stockholder of that fact. In the event the Series A/B Stockholders duly exercise their option to purchase all or part of the Available Shares, the closing of such purchase shall take


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place at the offices of the Company on the date five (5) days after the expiration of such 15-day period.

              (f) Closing. At closing, each of the Stockholders acquiring Securities from the Selling Stockholder shall deliver to the Selling Stockholder payment in full for the Securities purchased by it, against delivery by the Selling Stockholder to each such Stockholder of a certificate or certificates evidencing the Securities purchased by it.

              (g) To the extent that the offer is not subscribed for in full as a result of Paragraphs (c) through (e) above, then for a period of 90 days thereafter, the Selling Stockholder may issue and sell the unaccepted Securities, or any of them, at the same price and upon substantially similar terms and conditions as those specified in such offer, to any other individual, firm, corporation, partnership, limited liability company, trust, joint venture, governmental authority or other entity.

              (h) Notwithstanding the provisions of this Section 2, a Selling Stockholder shall not be required to first offer any Securities to the Company or the Stockholders pursuant to this Section if the Selling Stockholder wishes to Transfer such Securities to (i) any other Stockholder, (ii) any stockholder, partner, member or affiliate of a Stockholder, (iii) any one or more members of a class consisting of the parents, siblings, spouse, children and grandchildren of a Stockholder, a trust or family limited partnership for the benefit of any one or more members of such class, a beneficiary or trustee of a Stockholder as of the date hereof (or a trustee that is a family member of such a beneficiary); or (iv) the Company (each, a "PERMITTED TRANSFEREE"). For the purposes of this
Section 2(h), M.R. Windham shall be deemed a Permitted Transferee provided that he shall have agreed in writing to be bound by all the provisions of this Agreement.

       3.     Right of Co-Sale.

              (a) Sales By Stockholders Other Than Series A/B Stockholders. Except as set forth in Sections 2(h) and 4 hereof, if at any time a Selling Stockholder who is not a Series A/B Stockholder, wishes to Transfer any Securities owned by such Stockholder to other than a Permitted Transferee (the "PURCHASER"), then each Series C/D Stockholder shall have the right, exercisable upon written notice to the Selling Stockholder prior to expiration of the right of first refusal described in Section 2, to participate in the Selling Stockholder's sale of Securities on the same terms and conditions as those contained in the Offer Notice; provided, however, that such Series C/D Stockholder shall not be required to make any representations or warranties (other an as to valid title and due authorization to sell such Securities) or covenants or give any indemnities (other than severally and not jointly, with respect to representations and warranties relating to valid title and due authorization to sell such Securities, such indemnities to be limited to the proceeds received by such Series C/D Stockholder for such sale of its Securities). To the extent a Series C/D Stockholder exercises such co-sale right, the number of Securities which the Selling Stockholder may Transfer shall be correspondingly reduced. The right of participation of each Series C/D Stockholder shall be subject to the following terms and conditions: each Series


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C/D Stockholder may sell all or any part of that number of Securities equal to the product obtained by multiplying (i) the aggregate number of Securities described in the Offer Notice, by (ii) a fraction the numerator of which is the number of shares at the time owned by such Series C/D Stockholder, determined on an as-if-converted basis, and the denominator of which is the combined number of shares at the time owned by all Stockholders who are not Series A/B Stockholders, determined on an as-if-converted basis.

              (b) Sales By Series A/B Stockholders. Except as set forth in Sections 2(h) and 4 hereof, if at any time a Selling Stockholder who is a Series A/B Stockholder, wishes to Transfer any Securities owned by such Stockholder to a Purchaser, then each Preferred Stockholder shall have the right, exercisable upon written notice to the Selling Stockholder prior to expiration of the right of first refusal described in Section 2, to participate in the Selling Stockholder's sale of Securities on the same terms and conditions as those contained in the Offer Notice; provided, however, that the Preferred Stockholders exercising co-sale rights hereunder shall not be required to make any representations or warranties (other than as to valid title and due authorization to sell such Securities) or covenants or give any indemnities (other than severally and not jointly, with respect to representations and warranties relating to valid title and due authorization to sell such Securities, such indemnities to be limited to the proceeds received by such Stockholder for such sale of its Securities). To the extent a Preferred Stockholder exercises such co-sale right, the number of Securities which the Selling Stockholder may Transfer shall be correspondingly reduced. The right of participation of each Preferred Stockholder shall be subject to the following terms and conditions: each Preferred Stockholder may sell all or any part of that number of Securities equal to the product obtained by multiplying (i) the aggregate number of Securities described in the Offer Notice, determined on an as-if converted basis, by (ii) a fraction the numerator of which is the number of Securities at the time owned by such Preferred Stockholder, determined on an as-if-converted basis, and the denominator of which is the combined number of Securities at the time owned by all Stockholders, determined on an as-if-converted basis.

              (c) Each Stockholder exercising a co-sale right as set forth in this Section 3, may participate in the sale by delivering to the Selling Stockholder for transfer to the Purchaser one or more certificates, properly endorsed for Transfer, which represent the number of Securities that such Stockholder elects to sell pursuant to this Section 3.

              (d) The stock certificate or certificates which the each Stockholder exercising a co-sale right hereunder delivers to the Selling Stockholder pursuant to paragraph (c) above shall be transferred by the Selling Stockholder to the Purchaser in consummation of the sale of the Securities pursuant to the terms and conditions specified in the Offer Notice and the Selling Stockholder shall promptly thereafter remit to such Stockholder that portion of the sale proceeds to which such Stockholder is entitled by reason of its participation in such sale.

              (e) The Selling Stockholder shall use his best efforts to obtain the agreement of the Purchaser to the full desired participation of the Stockholders entitled to co-sale rights hereunder in the contemplated sale, and such Selling Stockholder shall not sell any Securities to


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such Purchaser if such Purchaser declines to permit the Stockholder exercising such co-sale rights hereunder to sell all of the Securities they request to sell.

       4.     Drag-Along Rights.

              (a) Notice. If any Stockholder receives a bona fide offer from an independent third party that is not a Permitted Transferee to (i) transfer all or substantially all of the Company's assets, (ii) purchase a majority of the outstanding capital stock of the Company or (iii) engage in any other transaction that would result in the Company or the Company's business being acquired (a "BONA FIDE OFFER"), such Stockholder shall promptly notify the Company in writing of the price and other terms and conditions of the Bona Fide Offer. Upon receipt of the notice from the Stockholder, or, if the Bona Fide Offer is received by the Company directly from the independent third party, upon receipt of the Bona Fide Offer, the Company shall promptly notify all Stockholders in writing of the Bona Fide Offer, specifying the terms, including price, and conditions thereof (the "COMPANY NOTICE").

              (b) Stockholder Vote. Within 30 days after the Company Notice, the Company shall hold a special meeting of the Stockholders to consider the Bona Fide Offer. If the holders of a majority of the outstanding Common Stock of the Company (determined on an as-if-converted basis) vote to accept the Bona Fide Offer ("STOCKHOLDER APPROVAL"), the Bona Fide Offer shall be presented to the Series C/D Stockholders for their approval.

              (c) Approval of Series C/D Stockholders. If the Bona Fide Offer receives Stockholder Approval, the holders of a majority of the then outstanding Series C Preferred Stock and Series D Preferred Stock, voting together as a class, may require each other Stockholder to accept the Bona Fide Offer, by giving such other Stockholders written notice thereof no later than 15 days after the notice of Stockholder Approval (the "DRAG ALONG NOTICE").

              (d) No later than 10 business days after the Drag Along Notice, each Stockholder shall promptly deliver to the Company certificates representing all of such Stockholder's Securities, in proper form for Transfer, together with a limited power-of-attorney authorizing the President of the Company to deliver such certificates to the offeror in consummation of the Bona Fide Offer, and to execute all other documents required to be executed in connection therewith; provided, however, that any indemnity by the Stockholders in favor of such offeror in such documents shall be several, and not joint, and each Stockholder's individual liability thereunder shall not exceed the cash portion of the consideration to be received by such Stockholder. Pending consummation of the sale under this Section, the Company shall promptly notify all Stockholders of any changes in the expected timing of closing of such transaction or any other material developments in connection therewith. Promptly following such closing, the Company shall remit to each Stockholder that Stockholder's pro rata share of the consideration paid in such transaction. Each Stockholder agrees that upon receipt of a Drag Along Notice it will take all actions necessary to consummate the transactions contemplated by the Bona Fide Offer.


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              (e)    If, within 90 days after the date of the Drag Along Notice, the Bona Fide Offer has not been completed, the Company shall promptly return to each Stockholder all certificates representing its Shares and the limited powers-of-attorney previously delivered by it to the Company, and the Company shall notify the offeror that the Bona Fide Offer has been terminated.

       5. Termination. This Agreement shall terminate in its entirety on the earliest of (a) the closing of the first underwritten public offering of the Common Stock pursuant to a registration statement on Form S-1 or S-2 (or any successor form) in which the aggregate gross proceeds to the Company are not less than $25,000,000 at a per share price of no less than three times the per share purchase price paid for Series C Preferred Stock pursuant to the Series C Stock Purchase Agreement (as adjusted for stock splits, stock dividends, recapitalizations and similar events); (b) November 15, 2009; or (c) the written consent of (i)the holders of a majority of the Series A Preferred Stock and Series B Preferred Stock, consenting as a single class, and (ii) the holders of the majority of the Series C Preferred Stock and Series D Preferred Stock, consenting as a single class.

       6. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by written consent of all of the Stockholders.

       7. Indemnification. In the event that any director elected pursuant to Section 1 of this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to either Article VIII of its By-Laws or Article NINTH of its Charter, or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the reasonable expenses of such representation shall be reimbursed by the Company to the extent provided in or authorized by said By-Laws or other provision. Each of the Stockholders agrees not to take any action to amend either Article VIII of the By-Laws or Article NINTH of the Charter, each relating to indemnification of directors, as presently in effect, without the prior written consent of all of the Stockholders.

       8. Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

          "The shares represented by this certificate are subject to and may be transferred only in compliance with the provisions of a stockholders' voting agreement, a copy of which is on file at the corporation's principal office, and any holder thereof is subject to the provisions of such agreement."

       9. Action as Director. No party hereto who is or may become a director of the Company either agrees or implies that he will exercise his actions as a director in any manner other than in accordance with his considered judgment at such time with respect to the best interests of the Company and all of its stockholders.


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       10.    Stock Transfer Record. The Company shall maintain a stock transfer book in which shall be recorded the name and address of each Stockholder. No transfer of Shares shall be effective or valid unless and until recorded in such stock transfer book. The Company agrees not to record any transfer of Shares in its stock transfer book unless (i) the transfer complies with this Agreement, and (ii) the transferee shall have agreed in writing to be bound by all of the provisions of this Agreement applicable to the Stockholders and shall become a party hereto.

       11. Amending and Superseding Prior Agreement. This Agreement amends, restates and supersedes in its entirety that certain Second Amended and Restated Stockholders' Voting Agreement dated September 28, 1998 by and among the parties set forth therein (the "PRIOR STOCKHOLDERS' Agreement"), and the terms and conditions of the Prior Stockholders' Agreement shall be of no further force or effect.

       12.    General.

              (a) Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

              (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

              (c) After Acquired Stock -- Subsequent Stockholders. The terms and conditions of this Agreement shall specifically apply to the shares of capital stock of the Company, which shall include any other shares of capital stock of the Company acquired by the Stockholders subsequent to the date of execution of this Agreement. It is further understood and agreed that the terms and conditions of this Agreement shall apply to whomsoever shall receive one-half of one percent or more of the capital stock of the Company, including, by way of illustration and not of limitation, bona fide purchasers for value; provided, however, that this Section 12(c) shall not apply to employees of the Company who acquire Common Stock through the exercise of stock options. It shall be a condition precedent to the issuance of one-half of one percent or more of the capital stock of the Company to any person by the Company that said person shall agree to be bound by the terms and conditions of this Agreement.

              (d) Alteration, Amendment or Termination. No waiver or amendment of any provision of this Agreement shall be valid unless the same is in writing and signed by (i) the Company, (ii) the holders in interest of a majority of the Series A Preferred Stock and the Series B Preferred Stock, consenting as a single class, (iii) the holders in interest of a majority of the Series C Preferred Stock and the Series D Preferred Stock, consenting as a single class, and (iv)


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holders in interest of a majority of the Common Stock subject to this Agreement.
The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time. The invalidity or unenforceability of any particular provision hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

              (e) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

              (f) Notices. Any and all notices or elections permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice or election and shall be delivered personally or by telecopy, or by courier or sent by registered or certified mail, return receipt requested or first class mail postage prepaid, and shall be addressed to the Company and the Stockholders at their respective addresses shown on the schedules attached hereto or such other address designated by such Stockholder in a written notice to the Company. Notices provided in accordance with this
Section 12(f) shall be deemed delivered upon personal delivery or facsimile delivery, receipt confirmed, one day after placement with a reputable overnight delivery service or two business days after deposit in the U.S. mail, postage prepaid.

              (g) Complete Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

              (h) Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

              (i) Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one Agreement binding on all the parties hereto.

              (j) Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

                         {Signatures on following page}

                            *           *           *

       IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                         COMPANY:

                                         SEQUOIA SOFTWARE CORPORATION

                                         By:
                                            -----------------------------------
                                             Mark Wesker, President

                                         STOCK HOLDERS:

                                         BAKER COMMUNICATIONS FUND, L.P.

                                         By: Baker Capital Partners, LLC
                                             General Partner

                                         By:
                                            -----------------------------------
                                             Lawrence Bettino, Manager

                                         DIVINE INTERVENTURES, INC.

                                         By:
                                            -----------------------------------
                                             Andrew J. Filipowski,

                                         ANTHEM CAPITAL, L.P.

                                         By: Anthem Capital Partners, L.P.,
                                             General Partner

                                         By: Anthem Capital Partners, Inc.
                                             General Partner

                                         By:
                                            -----------------------------------
                                             William M. Gust, II, President

                       {Signatures Continued on Next Page}

                                         NEPA VENTURE FUND II, L.P.

                                         By:  NEPA II Management Corporation
                                         Its: General Partner

                                         By:
                                            -----------------------------------
                                              Marc Benson, Vice President

                                         --------------------------------------
                                         RICHARD C. FAINT, JR.

                                         --------------------------------------
                                         KENNETH E. HOMA

APPROVED                                 NELSON BUNKER HUNT TRUST ESTATE
                                              - TRUST B

By:                                      By:
       ----------------------               -----------------------------------
       Miro Vranac, Jr.,                      F.C. Vickers, Trustee
       Member Advisory Board

                                         LYDA BUNKER HUNT TRUST -
                                              MARY HUDDLESTON

By:                                      By:
       ----------------------               -----------------------------------
       Mary Hunt Huddleston,                  Miro Vranac, Jr., Trustee
       Trustee

                                         By:
                                            -----------------------------------
                                              MARY HUNT HUDDLESTON

                                         FLANDERS LANGUAGE VALLEY
                                         FUND, C.V.A.

                                         By:
                                            -----------------------------------
                                              Name:
                                              Title:

                       {Signatures Continue on Next Page}

                                         LAMBRO'S L.P.

                                         By: CJ Capital Management LLC

                                         By:
                                            -----------------------------------
                                              Dennis Kemper
                                              Investment Advisor

                                         SMART TECHNOLOGY VENTURES 2

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         --------------------------------------
                                         HARRIS KAPLAN

                                         --------------------------------------
                                         MARGARETHA ZEYEN MANY

                                         --------------------------------------
                                         ANDREW J. FILIPOWSKI

                                         ODYSSEY CAPITAL, LP

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         --------------------------------------
                                         JOHN BENDHEIM

                       {Signatures Continue on Next Page}

                                         JODA ENTERPRISES LTD.

                                         By:
                                            -----------------------------------
                                              David W. Patton
                                              Title:

                       {Signatures Continue on Next Page}

                                         SEQ CAPITAL INVESTMENTS

                                         By:
                                            -----------------------------------
                                              Name: Dr. Kourosh Maddahi
                                              Title:
                                                    ---------------------------

                                         R. TORBATI FAMILY TRUST DATED 8/15/93

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         W. PHILLIP WALSH AND EDNA A. WALSH
                                            AS JOINT TENANTS WITH RIGHT OF
                                            SURVIORSHIP

                                         By:
                                            -----------------------------------
                                              W. Phillip Walsh

                                         By:
                                            -----------------------------------
                                              Edna A. Walsh

                                         --------------------------------------
                                         THOMAS BARRY

                                         --------------------------------------
                                         CILLIAN S. O'BRADAIGH

                                         --------------------------------------
                                         JOHN WHITTIER MASON

                                         --------------------------------------
                                         BRIAN WADE

                                         --------------------------------------
                                         LINNEA CONRAD

                                         --------------------------------------
                                         DAVID HUNGERFORD

                       {Signatures Continue on Next Page}

                                         --------------------------------------
                                         MARK WESKER

                                         --------------------------------------
                                         ANIL SETHI

                                         --------------------------------------
                                         TIM FLEISCHER

                                         --------------------------------------
                                         KENNETH TIGHE

                                         --------------------------------------
                                         KARI FLEISCHER

                                         RADIAN, INC.

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                         O'BRYAN COMMUNITY PROPERTY TRUST

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                                 Frank O'Bryan, Trustee

                             AMENDMENT NO. 1 TO THE
                           THIRD AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT

       THIS AMENDMENT NO. 1 (the "Amendment") to that certain Third Amended and Restated Stockholders' Agreement dated November 23, 1999 (the "Agreement") by and among Sequoia Software Corporation (the "Company") and the individuals listed on the schedules thereto, is made as of this 19th day of April, 2000 by and among the Company and the undersigned stockholders (the "Stockholders"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

       WHEREAS, the Company and the Stockholders are parties to the Agreement;
and

       WHEREAS, pursuant to Section 12(d) of the Agreement, the Company and the Stockholders desire to amend certain provisions of the Agreement in connection with the Company's initial public offering of its common stock, par value $0.001 per share (the "Common Stock").

       NOW THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement and this Amendment, the parties hereto agree as follows:

       1. Section 5 of the Agreement shall hereby be amended and restated in its entirety as follows:

       "5. Termination. This Agreement shall terminate in its entirety on the earliest of (a) the closing of the first underwritten public offering of the Common Stock pursuant to a registration statement on Form S-1 or S-2 (or any successor form) in which the aggregate gross proceeds to the Company are not less than $20,000,000; (b) November 15, 2009; or (c) the written consent of (i) the holders of a majority of the Series A Preferred Stock and Series B Preferred Stock, consenting as a single class, and (ii) the holders of a majority of the Series C Preferred Stock and Series D Preferred Stock, consenting as a single class."

       2. Except as otherwise expressly set forth in this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

       3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                                    *   *   *

                         {Signatures on following page.}

       IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Agreement as of the date first written above.

                                        SEQUOIA SOFTWARE CORPORATION

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        ANTHEM CAPITAL, L.P.

                                        By: Anthem Capital Partners, L.P.,
                                            General Partner

                                        By: Anthem Capital Partners, Inc.
                                            General Partner

                                        By:
                                           ------------------------------------
                                            William M. Gust, II, President

                                        NEPA VENTURE FUND II, L.P.

                                        By: NEPA II Management Corporation
                                            General Partner

                                        By:
                                           ------------------------------------
                                            Marc Benson, Vice President

                                        FLANDERS LANGUAGE VALLEY
                                        FUND, C.V.A.

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        BAKER COMMUNICATIONS FUND, L.P.

                                        By: Baker Capital Partners, LLC
                                            General Partner

                                        By:
                                           ------------------------------------
                                            Lawrence Bettino, Manager

                                        ---------------------------------------
                                        RICHARD C. FAINT, JR.

                                        ---------------------------------------
                                        MARK WESKER

                                        ---------------------------------------
                                        ANIL SETHI

                                        SETHI FAMILY LLC

                                        ---------------------------------------
                                        Anil Sethi, Managing Partner